CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Herbert Martens, President & Trustee of Allegiant Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the fiscal year ended May 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  July 27, 2005                 /s/ Herbert Martens
     -----------------------         ---------------------------------------
                                     Herbert Martens, President & Trustee
                                     (principal executive officer)


I, Dennis J. Westley, Treasurer of Allegiant Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the fiscal year ended May 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  July 21, 2005                 /s/ Dennis J. Westley
     -----------------------         ---------------------------------------
                                     Dennis J. Westley, Treasurer
                                     (principal financial officer)